Exhibit 99.1
Cepton, Inc. Reports First Quarter 2024 Results
SAN JOSE, CA, May 13, 2024 – Cepton, Inc. (“Cepton”) (Nasdaq ticker: CPTN), a Silicon Valley innovator and leader in high performance lidar solutions, today announced business updates and financial results for the first quarter 2024 ended March 31, 2024.
“We started fiscal year 2024 with strong results in our commercial activities, securing a new series production award along with our tier 1 partner, Koito, from a global OEM for our near-range lidar” said Jun Pei, Cepton’s Co-Founder and CEO. “We believe we have positioned ourselves as a leader in industrializing lidar for the automotive market.”
Business Highlights
Automotive
•Secured a new series production award with a global OEM over a multi-year period for our near-range lidar, in collaboration with Koito
•Signed an engineering services contract with Koito for approximately $10 million in fees to support execution and product development for the new OEM series production award during Q2’24
•Final submission for RFQ response to a Top 10 global automotive OEM for our long-range lidar
•First submission for RFQ response from a Top 3 global automotive OEM for both our long-range lidar and near-range lidar.
Technology
•Achieved B sample for the Cepton Ultra, our next generation of high-performance long-range lidar with the smallest form factor in the industry to date, which has been demonstrated to customers in North America, Europe, and Japan
•Fully integrated MagnoSteer™ into Ultra B samples. MagnoSteer™ is our proprietary scanning and imaging technology and is one of the top offerings in lidar imaging solutions in the market
•Launched our end-to-end lidar simulation platform, StudioViz™, which provides high-fidelity 3D point cloud simulation to expedite lidar-based ADAS and AV development at minimized physical implementation costs.
Financial Highlights
Revenue
•First quarter 2024 total revenue was $1.9 million, consisting of $1.1 million product revenue and $0.8 million development revenue
•First quarter 2024 total revenue increase by 31% compared to $1.5 million in the prior year comparable period
Net Loss and Non-GAAP Net Loss
•First quarter 2024 GAAP net loss was $6.8 million, or $(0.43) per share, basic and diluted
•First quarter 2024 Non-GAAP net loss was $8.3 million, or $(0.52) per share, basic and diluted
Adjusted EBITDA
•First quarter 2024 adjusted EBITDA was $(8.9) million
OEM Project Cancellation Cost Recovery
•We recorded a $4.0 million gain from cost recovery of the cancelled OEM project in the first quarter of 2024 and received a cash payment subsequently. The review of our cost recovery claim is on-going and this gain represents an initial recovery payment.

Full Year 2024 Financial Outlook
•Full year revenue is expected to be between $15 to $25 million
•Full year operating expenses are expected to be below $50 million.
Conference Call Details

Cepton will host a live conference call and webcast to discuss the business updates and results at 2:30 p.m. PT (5:30 p.m. ET) today. The live call can be accessed by dialing 1-877-423-9813 (toll free) or 1-201-689-8573 (international) and by webcast at https://investors.cepton.com/.

A telephonic replay of the conference call will be available approximately three hours after the live call and until May 27, 2024, and can be accessed by dialing 1-844-512-2921 (toll free) or 1-412-317-6671 (international) and entering the passcode 13745911. An archived webcast of the conference call will be accessible on Cepton’s Investor Relations page at https://investors.cepton.com/.
About Cepton, Inc.
Cepton is a Silicon Valley innovator of lidar-based solutions for automotive (ADAS/AV), smart cities, smart spaces, and smart industrial applications. With its patented lidar technology, Cepton aims to take lidar mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries.

Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced lidar and imaging technologies, Cepton is focused on the mass market commercialization of high performance, high quality lidar solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Detroit Metropolitan area. Cepton also has a presence in Germany to serve a fast-growing global customer base. For more information, visit www.cepton.com and follow Cepton on Twitter and LinkedIn. Information on or that can be accessed through our website, our Twitter account, our LinkedIn account, or that is contained in any website to which a hyperlink is provided herein is not part of this press release.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements. The statements included above as well as any other statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events or trends or that are not statements of historical matters. Cepton cautions readers of this press release that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond Cepton’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, statements regarding the new series production award, including those relating to potential fees with respect thereto, potential benefits and the commercial attractiveness to its customers of Cepton’s products and services, the potential success of Cepton’s marketing and expansion strategies, and the potential for Cepton to achieve design awards.
These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Cepton’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the conditions affecting the markets in which Cepton operates; (2) the success of Cepton’s strategic relationships, including with Koito, which is not exclusive; (3) fluctuations in sales by Cepton’s major customers; (4) fluctuations in capital spending in the automotive and smart infrastructure markets; (5) negative impact on the global economy and capital markets resulting from macroeconomic conditions, including inflation and rising interest rates, the effects of public health crises, and the potential impact of geopolitical conflicts, such as the ongoing conflicts in Ukraine and the Middle East; (6) changes in applicable laws or regulations; (7) the possibility that Cepton’s business may be adversely affected by other economic, business, or competitive factors; (8) the risk that current trends in the automotive and smart infrastructure markets decelerate or do not continue; (9) errors or material differences in Cepton’s estimates and expectations for its financial performance and growth, including when Cepton will generate positive cash flow from operations; (10) risks relating to the uncertainty of projected financial and operating information, including whether Cepton will be able to achieve its target milestones, its pricing and sales volume targets, and win the engagements contemplated in its projected pipeline, and the ability of OEMs and other strategic partners to re-source or cancel vehicle or technology programs; (11) risks related to future market adoption of Cepton’s offerings; (12) risks related to Cepton’s marketing and growth strategies; (13) the effects of competition on Cepton’s future business; (14) Cepton’s ability to issue equity or equity-linked securities in the future; (15) Cepton’s ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by its business plan, and to comply with the terms of any restrictive, financial or other covenants in the agreements governing such funding, including the consent and other rights granted to Koito as part of Koito’s convertible preferred stock investment; (16) Cepton’s ability to execute its business plans and strategy; (17) the outcome of any legal proceedings that may be instituted against Cepton, including any related to the business combination with Growth Capital Acquisition Corp.; (18) risks related to the new series production award differing from Cepton’s expectations, or that the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement, and the new engineering services contract with Koito relating thereto; and (19) the other risks and uncertainties indicated from time to time in the reports and documents Cepton files with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K. If any of these risks materialize or any of Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Cepton does not presently know or that Cepton currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cepton’s expectations, plans or forecasts of future events and views as of the date of this press release. Cepton anticipates that subsequent events and developments will cause its assessments to change. These forward-looking statements should not be relied upon as representing Cepton’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Cepton undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.
Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Cepton’s control.
Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as non-GAAP net loss and adjusted EBITDA, have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP net loss is defined as GAAP net (loss) income excluding stock-based compensation, realizable gain from series production award cancellation loss recovery, non-recurring transaction expenses, gain or loss on changes in fair value of earnout liability and warrants, loss on extinguishment of debt, and foreign currency transaction loss, net. As a result of the cancellation of the GM series production award in December 2023, Cepton submitted a project investment cost recovery claim and realized a gain from project cancellation cost recovery in the first quarter of 2024. This gain is excluded from the calculation of Non-GAAP net loss. Adjusted EBITDA is defined as non-GAAP net loss before interest income or expense, provision for income taxes, and depreciation and amortization.
Cepton believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cepton’s financial condition and results of operations. Cepton believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating actual and projected operating results and trends in comparing Cepton’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Cepton also believes that adjusted EBITDA is useful to investors and analysts in assessing our operating performance during the periods these charges were incurred on a consistent basis with the periods during which these charges were not incurred. Our presentation of adjusted EBITDA should not be considered as an inference that our future results and financial position will be unaffected by unusual items. Cepton does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Cepton’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and other amounts are excluded or included in determining these non-GAAP financial measures.

Cepton, Inc. Contacts
Investors: InvestorRelations@cepton.com
Media: Faithy Li, media@cepton.com
Source: Cepton, Inc.

CEPTON, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Adjusted EBITDA
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(6,833)	$(14,742)
Stock-based compensation	926	2,289
Gain from project cancellation cost recovery	(4,000)	—
Non-recurring transaction expenses	1,560	—
Gain on change in fair value of earnout liability	—	(762)
(Loss) gain on change in fair value of warrant liability	7	(94)
Loss on extinguishment of debt	—	1,123
Foreign currency transaction loss, net	1	750
Non-GAAP net loss	$(8,339)	$(11,436)
Interest income, net	(654)	(299)
Provision for income taxes	7	—
Depreciation and amortization	103	110
Adjusted EBITDA	$(8,883)	$(11,625)

GAAP net loss per share attributable to common stockholders:
Basic	$(0.43)	$(0.94)
Diluted	$(0.43)	$(0.94)
Non-GAAP net loss per share attributable to common stockholders:
Basic	$(0.52)	$(0.73)
Diluted	$(0.52)	$(0.73)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic	15,888,267	15,677,956
Diluted	15,888,267	15,677,956
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic	15,888,267	15,677,956
Diluted	15,888,267	15,677,956

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$49,218	$50,406
Short-term investments	—	5,969
Accounts receivable, net of allowance for credit losses of $0 and $0, respectively	5,078	3,625
Inventories	1,861	2,396
Prepaid expenses and other current assets	2,236	1,253
Total current assets	58,393	63,649
Property and equipment, net	1,346	1,450
Restricted cash	1,283	1,283
Other assets	9,614	10,067
Total assets	$70,636	$76,449
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,668	$1,128
Operating lease liabilities, current	1,953	1,875
Accrued expenses and other current liabilities	4,136	4,066
Total current liabilities	7,757	7,069
Warrant liability	50	43
Earnout liability	93	93
Operating lease liabilities, non-current	8,186	8,720
Total liabilities	16,086	15,925
Commitments and contingencies (Note 17)
Convertible preferred stock:
Convertible preferred stock – Par value $0.00001 per share – 5,000,000 shares authorized at March 31, 2024 and December 31, 2023; 100,000 shares issued and outstanding at March 31, 2024 and December 31, 2023 (aggregate liquidation preference of $105.2 million and $104.1 million at March 31, 2024 and December 31, 2023)	98,891	98,891
Stockholders’ equity (deficit):
Common stock – Par value $0.00001 per share – 35,000,000 shares authorized at March 31, 2024 and December 31, 2023; 15,920,917 and 15,861,494 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	—	—
Additional paid-in capital	97,446	96,583
Accumulated other comprehensive loss	(349)	(345)
Accumulated deficit	(141,438)	(134,605)
Total stockholders’ equity (deficit)	(44,341)	(38,367)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$70,636	$76,449

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Lidar sensor and prototype revenue	$1,141	$1,240
Development revenue	805	245
Total revenue	$1,946	$1,485

Lidar sensor and prototype cost of revenue	1,211	1,448
Development cost of revenue	311	111
Total cost of revenue	1,522	1,559
Gross profit (loss)	424	(74)

Operating expenses:
Research and development	5,654	7,238
Selling, general and administrative	6,264	6,731
Total operating expenses	11,918	13,969
Operating loss	(11,494)	(14,043)
Other income (expense):
Gain on change in fair value of earnout liability	—	762
(Loss) gain on change in fair value of warrant liability	(7)	94
Foreign currency transaction loss, net	(1)	(750)
Loss on extinguishment of debt	—	(1,123)
Other income, net	4,022	19
Interest income, net	654	299
Loss before income taxes	(6,826)	(14,742)
Provision for income taxes	(7)	—

Net loss	$(6,833)	$(14,742)

Net loss per share, basic	$(0.43)	$(0.94)
Net loss per share, diluted	$(0.43)	$(0.94)
Weighted-average common shares, basic	15,888,267	15,677,956
Weighted-average common shares, diluted	15,888,267	15,677,956

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,833)	$(14,742)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	103	110
Stock-based compensation	926	2,289
Amortization of right-of-use asset	416	382
Amortization (accretion), other	(25)	107
Gain on change in fair value of earnout liability	—	(762)
Loss (gain) on change in fair value of warrant liability	7	(94)
Foreign currency transaction loss, net	1	750
Loss from extinguishment of debt	—	1,123
Changes in operating assets and liabilities:
Accounts receivable, net	(1,453)	260
Inventories	534	(453)
Prepaid expenses and other current assets	(983)	513
Other long-term assets	37	181
Accounts payable	541	(680)
Accrued expenses and other current liabilities	71	502
Operating lease liabilities	(457)	89
Net cash used in operating activities	(7,115)	(10,425)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	—	(556)
Purchases of short-term investments	—	(37,806)
Proceeds from maturities of short-term investments	6,000	3,700
Net cash provided by (used in) investing activities	6,000	(34,662)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible preferred stock, net of transaction costs	—	99,884
Repayment of Koito secured term loan	—	(45,220)
Payments of employee taxes related to vested restricted stock units	(63)	—
Proceeds from issuance of common stock options	—	8
Net cash (used in) provided by financing activities	(63)	54,672

Effect of exchange rate changes on cash	(10)	434

Net (decrease) increase in cash, cash equivalents and restricted cash	(1,188)	10,019
Cash, cash equivalents and restricted cash, beginning of period	51,689	34,518
Cash, cash equivalents and restricted cash, end of period	$50,501	$44,537